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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) December 2, 2002

                               LECSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



                                      Texas
         (State or other jurisdiction of incorporation or organization)



                  33-95796                      76-0406417
          (Commission File Number) (IRS Employer Identification Number)


                             4501 Circle 75 Parkway
                                Building D -4210
                           Atlanta, Georgia 30339-3025

                    (Address of principal executive offices)

                                 (404) 659-9500
                         (Registrant's telephone number,
                              including area code)







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Item 5.     Other Events


     On December 2, 2002, McCormack Avenue Ltd. in its capacity as assignee of $769,000 of secured promissory notes (collectively, the "Notes") executed by LecStar Corporation ("LC") and LecStar Communications Corporation ("LCC") made demand for immediate payment of all principal and interest due under the Notes. The Notes are secured by certain assets of LC and LCC including the common stock of the operating companies LecStar Telecom, Inc. and LecStar DataNet, Inc. The management of LC and LCC are evaluating the alternatives for responding to the demand for immediate payment.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LECSTAR CORPORATION


                                                     By:   /s/ W. Dale Smith
                                                       -------------------------
                                                        W. Dale Smith, President


Date:    December 5, 2002



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